Exhibit 3.4


[GRAPHIC   British    Ministry of Finance                NOTICE OF ALTERATION
 OMITTED]  Columbia   Corporate and Personal
                      Property Registries                FORM 11 - BC COMPANY
                      www.fin.gov.bc.ca/registries          Section 257 (4)
                                                       Business Corporations Act

Telephone: 250 356-8626
Office Hours: 8:30-4:30 (Monday-Friday)
                                          Freedom of Information and Protection
DO NOT MAIL THIS FORM to the              of Privacy Act (FIPPA) The personal
Corporate and Personal Property           information requested on this form is
Registries unless you are instructed      made available to the public under the
to do so by registry staff. The           authority of the Business Corporations
Regulation under the Business             Act. Questions about how the FIPPA
Corporations Act requires this form       applies to this personal information
to be filed on the Internet at            can be directed to the Administrative
www.corporateonline.gov.bc.ca             Assistant of the Corporate and
                                          Personal Property Registries at 250
                                          356-1198, PO Box 9431 Stn Prov Govt,
                                          Victoria BC V8W 9V3.

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A.   INCORPORATION NUMBER OF COMPANY

     BC0260327
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B.   NAME OF COMPANY

     CORRIENTE RESOURCES INC.
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C.   ALTERATIONS TO THE NOTICE OF ARTICLES
     Please indicate what information on the Notice of Articles is to be altered or added:

     [ ] Company name
                                           [ ]  Date of a Resolution or Court
     [ ] A translation of company name          Order
                                           [ ]  Authorized Share Structure
     [X] Pre-existing Company Provisions
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D. ALTERATION EFFECTIVE DATE - Choose one of the following:

     [X] The alteration is to take effect at the time that this notice is filed with the registrar.
     [ ] The alteration is to take effect at 12:01 a.m. Pacific Time on
         ________________ being a date that is not more than ten days after the date of the filing of this notice.
     [ ] The alteration is to take effect at ________________ Pacific Time on
         ______________ being a date and time that is not more than ten days after the date of the filing of this notice.
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E.   CHANGE OF COMPANY NAME

     The company is to change its name from ___________________________________
     to (choose one of the following):

     [ ] ________________________________________.  This name has been reserved for the company under the reservation number ________________________, or

     [ ] a name created by adding "B.C. Ltd." after the incorporation number of the company.
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F.   TRANSLATION OF COMPANY NAME

     Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

     Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

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

     Changes: Change the following translation(s) of the company name:

     PREVIOUS TRANSLATION OF THE      |     NEW TRANSLATION OF THE COMPANY NAME
     COMPANY NAME                     |
                                      |
--------------------------------------|-----------------------------------------
                                      |
--------------------------------------|-----------------------------------------
                                      |
--------------------------------------|-----------------------------------------

     Deletions:   Remove the following translation(s) of the company name:

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G.   PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the
     Regulation under the Business Corporations Act)

     Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

     [X] The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.
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H.   AUTHORIZED SHARE STRUCTURE

     Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

     |         YYYY / MM / DD
     |
     ------------------------------------

Set out the new authorized share structure
---------------------------------------------------------------------------------------------------------------------------------
|                          |   Maximum number of   |                                                |                            |
|                          | shares of this class  |                                                |                            |
|                          |  or series of shares  |                                                |     Are there special      |
|                          |  that the company is  |                                                |   rights or restrictions   |
|                          | authorized to issue,  |           Kind of shares of this class         |   attached to the shares   |
|                          | or indicate there is  |                or series of shares             |  of this class or series   |
|                          |   no maximum number   |                                                |         of shares?         |
|                          |-----------------------|-------------------------|----------------------|----------------------------|
|Identifying name of class |   MAXIMUM NUMBER OF   |        PAR VALUE        |   TYPE OF CURRENCY   |            YES/NO          |
|   or series of shares    |   SHARES AUTHORIZED   |                         |                      |                            |
|--------------------------|-----------------------|-------------------------|----------------------|----------------------------|

|                          |                       |                         |                      |                            |
|--------------------------|-----------------------|-------------------------|----------------------|----------------------------|

I.   CERTIFIED CORRECT - I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY   |  SIGNATURE OF AUTHORIZED SIGNING    |
FOR THE COMPANY                        |  AUTHORITY FOR THE COMPANY          |  DATE SIGNED
                                       |                                     |
Ken Shannon                            |  "Ken Shannon"                      |  June 24, 2004
---------------------------------------|-------------------------------------|-----------------